Exhibit 99.1

ANNEX A
THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 30 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of February 28, 2022, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,453,027 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 9 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

A-1	2004-2

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.
Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$559,641,340
Aggregate Outstanding Principal Balance – Treasury Bill	$62,294,512
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	11.13%
Aggregate Outstanding Principal Balance – One Month LIBOR	$497,346,828
Percentage of Aggregate Outstanding Principal Balance – One Month LIBOR	88.87%
Number of Borrowers	17,752
Average Outstanding Principal Balance Per Borrower	31,526
Number of Loans	31,743
Average Outstanding Principal Balance Per Loan – Treasury Bill	41,641
Average Outstanding Principal Balance Per Loan – One Month LIBOR	16,443
Weighted Average Remaining Term to Scheduled Maturity	172 months
Weighted Average Annual Interest Rate	4.87%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.13% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	5,556	$83,886,856	15.0%
3.01% to 3.50%	6,035	83,860,507	15.0
3.51% to 4.00%	5,606	88,045,577	15.7
4.01% to 4.50%	6,738	98,953,004	17.7
4.51% to 5.00%	2,203	37,051,981	6.6
5.01% to 5.50%	606	12,836,752	2.3
5.51% to 6.00%	582	12,783,064	2.3
6.01% to 6.50%	773	15,472,880	2.8
6.51% to 7.00%	1,034	23,501,606	4.2
7.01% to 7.50%	361	9,655,888	1.7
7.51% to 8.00%	824	26,517,844	4.7

A-2	2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
8.01% to 8.50%	757	$29,856,695	5.3
Equal to or greater than 8.51%	668	37,218,687	6.7
Total	31,743	$559,641,340	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,314	$8,336,847	1.5%
$5,000.00 - $9,999.99	2,439	18,163,943	3.2
$10,000.00 - $14,999.99	2,123	26,293,282	4.7
$15,000.00 - $19,999.99	1,595	27,816,208	5.0
$20,000.00 - $24,999.99	1,333	29,854,112	5.3
$25,000.00 - $29,999.99	1,030	28,293,928	5.1
$30,000.00 - $34,999.99	835	27,075,627	4.8
$35,000.00 - $39,999.99	687	25,678,905	4.6
$40,000.00 - $44,999.99	616	26,146,999	4.7
$45,000.00 - $49,999.99	503	23,824,462	4.3
$50,000.00 - $54,999.99	395	20,727,721	3.7
$55,000.00 - $59,999.99	353	20,274,564	3.6
$60,000.00 - $64,999.99	297	18,559,413	3.3
$65,000.00 - $69,999.99	281	18,904,042	3.4
$70,000.00 - $74,999.99	197	14,262,684	2.5
$75,000.00 - $79,999.99	201	15,583,228	2.8
$80,000.00 - $84,999.99	169	13,945,144	2.5
$85,000.00 - $89,999.99	121	10,588,796	1.9
$90,000.00 - $94,999.99	140	12,937,601	2.3
$95,000.00 - $99,999.99	120	11,689,368	2.1
$100,000.00 and above	1,003	160,684,465	28.7
Total	17,752	$559,641,340	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 - 30 Days	30,126	$516,871,887	92.4%

A-3	2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
31 - 60 Days	635	16,597,722	3.0
61 - 90 Days	357	10,284,705	1.8
91 - 120 Days	160	4,329,950	0.8
121 - 150 Days	107	2,898,999	0.5
151 - 180 Days	79	2,113,123	0.4
181 - 210 Days	43	1,072,417	0.2
Greater than 210 Days	236	5,472,538	1.0
Total	31,743	$559,641,340	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	88	$31,271	*
4 to 12	513	545,305	0.1%
13 to 24	2,420	3,955,977	0.7
25 to 36	1,993	6,738,226	1.2
37 to 48	1,565	6,997,412	1.3
49 to 60	1,338	8,154,588	1.5
61 to 72	1,462	10,216,970	1.8
73 to 84	3,091	22,956,606	4.1
85 to 96	1,783	16,813,654	3.0
97 to 108	1,355	16,337,531	2.9
109 to 120	1,258	18,390,700	3.3
121 to 132	2,077	37,976,035	6.8
133 to 144	3,578	69,607,023	12.4
145 to 156	2,130	49,741,827	8.9
157 to 168	1,472	40,342,808	7.2
169 to 180	1,314	40,431,001	7.2
181 to 192	924	31,251,670	5.6
193 to 204	754	29,236,235	5.2
205 to 216	617	26,728,061	4.8
217 to 228	372	16,675,826	3.0
229 to 240	344	15,295,314	2.7
241 to 252	166	8,099,408	1.4
253 to 264	180	9,335,369	1.7
265 to 276	105	6,201,839	1.1
277 to 288	104	5,925,438	1.1
289 to 300	211	17,300,006	3.1
301 to 312	380	29,543,873	5.3
313 to 324	32	3,252,482	0.6
325 to 336	25	2,505,511	0.4
337 to 348	9	953,819	0.2
349 to 360	51	4,966,271	0.9
361 and above	32	3,133,285	0.6

A-4	2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Total	31,743	$559,641,340	100.0%
______________________
*	Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	731	$16,251,614	2.9%
Forbearance*	1,577	42,576,324	7.6
Repayment
First year in repayment	194	9,747,096	1.7
Second year in repayment	206	9,418,047	1.7
Third year in repayment	274	12,748,680	2.3
More than 3 years in repayment	28,761	468,899,579	83.8
Total	31,743	$559,641,340	100.0%
______________________
*
Of the trust student loads in forbearance status approximately 45 loans with an aggregate outstanding principal balance of $904,205, representing 0.16% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 146.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

A-5	2004-2

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Scheduled Months in Status Remaining
	Deferment	Forbearance	Repayment
Deferment	20.3	–	197.0
Forbearance	–	8.6	196.9
Repayment	–	–	167.7
We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $16,251,614 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $12,549,493 or approximately 77.2% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.
GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	174	$3,549,805	0.6%
Alaska	47	755,877	0.1
Arizona	704	14,054,522	2.5
Arkansas	109	1,873,296	0.3
California	3,536	66,466,530	11.9
Colorado	546	10,157,477	1.8
Connecticut	389	5,387,366	1.0
Delaware	71	1,885,750	0.3
District of Columbia	122	1,825,601	0.3
Florida	4,800	78,426,250	14.0
Georgia	920	17,322,112	3.1
Hawaii	123	2,399,392	0.4
Idaho	105	1,710,651	0.3
Illinois	878	13,795,133	2.5
Indiana	592	10,258,865	1.8
Iowa	160	2,372,034	0.4
Kansas	565	9,695,921	1.7
Kentucky	185	2,920,860	0.5
Louisiana	588	10,325,705	1.8
Maine	76	1,026,911	0.2
Maryland	697	13,182,516	2.4
Massachusetts	785	11,028,943	2.0
Michigan	530	10,699,954	1.9
Minnesota	478	8,206,745	1.5
Mississippi	144	3,644,164	0.7
Missouri	732	13,199,147	2.4
Montana	73	1,042,673	0.2

A-6	2004-2

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Nebraska	81	1,453,801	0.3
Nevada	210	4,323,698	0.8
New Hampshire	114	1,628,803	0.3
New Jersey	788	12,134,832	2.2
New Mexico	102	2,230,226	0.4
New York	1,958	29,638,385	5.3
North Carolina	719	10,924,985	2.0
North Dakota	19	383,214	0.1
Ohio	2,338	49,506,510	8.8
Oklahoma	395	7,076,342	1.3
Oregon	484	8,805,073	1.6
Pennsylvania	743	12,605,061	2.3
Rhode Island	72	1,347,533	0.2
South Carolina	214	4,736,690	0.8
South Dakota	25	436,662	0.1
Tennessee	419	8,342,905	1.5
Texas	2,301	39,214,373	7.0
Utah	108	2,809,943	0.5
Vermont	43	897,556	0.2
Virginia	751	13,137,871	2.3
Washington	1,126	19,678,168	3.5
West Virginia	103	1,976,587	0.4
Wisconsin	218	3,414,940	0.6
Wyoming	25	612,095	0.1
Other	258	5,110,886	0.9
Total	31,743	$559,641,340	100.0%
We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

A-7	2004-2

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

A-8	2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	15,543	$221,415,987	39.6%
Other Repayment Options(1)	12,454	219,847,439	39.3
Income-driven Repayment(2)	3,746	118,377,913	21.2
Total	31,743	$559,641,340	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 249 loans with an aggregate outstanding principal balance of $9,491,497 currently in an interest-only period.  These interest-only loans represent approximately 1.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	15,736	$227,907,353	40.7%
Unsubsidized	16,007	331,733,988	59.3
Total	31,743	$559,641,340	100.0%
The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	355	$18,434,956	3.3%
October 1, 1993 through June 30, 2006	31,388	541,206,385	96.7
July 1, 2006 and later	0	0	0.0
Total	31,743	$559,641,340	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
A-9	2004-2

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,489	$17,289,186	2.1%
College Assist	30	593,785	0.1
Educational Credit Management Corporation	1,126	20,680,255	2.5
Florida Off of Student Financial Assistance	8,381	106,550,075	12.9
Great Lakes Higher Education Corporation	847	17,350,243	2.1
Illinois Student Assistance Comm	1,181	15,850,339	1.9
Kentucky Higher Education Assistance Authority	205	2,581,870	0.3
Louisiana Office of Student Financial Assistance	303	4,266,846	0.5
Michigan Guaranty Agency	531	6,898,674	0.8
Nebraska National Student Loan Program	7	222,905	*
New Jersey Higher Ed Student Assistance Authority	2,479	31,137,121	3.8
New York State Higher Ed Services Corp	5,399	74,288,522	9.0
Northwest Education Loan Association	3,526	48,576,284	5.9
United Student Aid Funds, Inc.	17,508	368,876,345	44.7
Total	50,121	$825,482,955	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

A-10	2004-2